Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Knightscope, Inc. (the “Company”) hereby certifies, to the best of his knowledge, that:

(i)

the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2026	By:	/s/ Apoorv Dwivedi
		Name:	Apoorv Dwivedi
		Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)